UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34872	27-2481988
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Rexford Road

Suite 414

Charlotte, North Carolina 28211

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (704) 496-2500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 28, 2012, Campus Crest Communities, Inc. issued a press release announcing its results of operations for the three months and year ended December 31, 2011. A copy of such press release is furnished as Exhibit 99.1 to this report. That press release referred to certain supplemental information that is available on the company’s website at http://investors.campuscrest.com/.

The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated February 28, 2012, issued by Campus Crest Communities, Inc., providing the results of operations for the three months and year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer, and Secretary

Dated: February 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 28, 2012, issued by Campus Crest Communities, Inc., providing the results of operations for the three months and year ended December 31, 2011